Exhibit 32.2

Certification pursuant to 18 U.S.C Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Shurgard Storage Centers, Inc. (the “Company”) on Form 10-Q for the nine months ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Devasis Ghose, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 8, 2005

/s/ DEVASIS GHOSE
Devasis Ghose Executive Vice President and Chief Financial Officer